Exhibit 99.1

Press Release

SANTANDER HOLDINGS USA, INC. ANNOUNCES EARLY PARTICIPATION

RESULTS FOR ITS CASH TENDER OFFER FOR UP TO $255,000,000 IN

AGGREGATE PRINCIPAL AMOUNT OF CERTAIN SENIOR NOTES

BOSTON, December 14, 2020 – Santander Holdings USA, Inc. (“SHUSA” or the “Company”) today announced results as of the Early Participation Date (as defined below) for its previously announced cash tender offer (the “Offer”) for up to $255,000,000 (the “Maximum Amount”) in aggregate principal amount of its 4.450% Senior Notes due 2021 (the “2021 Notes”) and 3.700% Senior Notes due 2022 (the “2022 Notes” and, together with the 2021 Notes, the “Notes”). The Offer is made upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 30, 2020 (as it may be amended or supplemented from time to time, the “Offer to Purchase”). Consummation of the Offer is subject to certain conditions as described in the Offer to Purchase.

As previously announced, the Early Participation Date for the Offer was 5:00 p.m., New York City time, on December 11, 2020 (the “Early Participation Date”). The Early Participation Date was not extended. Withdrawal rights for the Offer expired at 5:00 p.m., New York City time, on December 11, 2020, and were not extended. Accordingly, Notes tendered in the Offer may no longer be withdrawn. As the Offer was oversubscribed, subject to the satisfaction or waiver of the conditions to the Offer and in accordance with the Acceptance Priority Levels (as defined in the Offer to Purchase) and proration (in respect of the 2021 Notes), SHUSA intends to accept for purchase Notes that were validly tendered and not validly withdrawn in the Offer at or prior to the Early Participation Date in the amounts set forth in the table below.

The aggregate principal amount of the Notes of each series that were validly tendered and not validly withdrawn in the Offer at or prior to the Early Participation Date and the aggregate principal amount of each series of Notes that SHUSA intends to accept for purchase are set forth in the table below.

Title of Security	Security Identifiers	Principal Amount Outstanding	Acceptance Priority Level	Aggregate Principal Amount Tendered as of the Early Participation Date	Aggregate Principal Amount Expected to be Purchased	Percent of Amount Outstanding Tendered as of the Early Participation Date
3.700% Senior Notes due 2022	CUSIP: 80282KAT3 ISIN: US80282KAT34 CUSIP: 80282KAK2 (144A) ISIN: US80282KAK25 (144A) CUSIP: U8029KAA0 (Reg S) ISIN: USU8029KAA08 (Reg S)	$847,881,000	1	$141,145,000	$141,145,000	16.65%
4.450% Senior Notes due 2021	CUSIP: 80282KAU0 ISIN: US80282KAU07	$605,990,000	2	$153,858,000	$113,855,000	25.39%

The applicable “Total Consideration” payable per $1,000 principal amount for each series of Notes subject to the Offer will be $1,036.00, with respect to the 2021 Notes, and $1,036.50, with respect to the 2022 Notes, each of which includes an Early Participation Amount of $30.00 per $1,000 principal amount for each series of Notes.

The Early Payment Date for the Offer will be promptly following the Early Participation Date and is expected to be on or about December 15, 2020.

Subject to the satisfaction or waiver of the conditions to the Offer, SHUSA expects to purchase on the Early Payment Date Notes representing an aggregate principal amount that is equal to the Maximum Amount for the Offer, and therefore SHUSA expects that no additional Notes will be purchased in the Offer, and there will be no Final Payment Date for the Offer.

SHUSA is making the Offer in order to retire Notes prior to their maturity. SHUSA will fund the purchases of Notes from available cash on hand. The Offer is conditioned upon the satisfaction of certain customary conditions described in the Offer to Purchase. The Offer is not conditioned upon the tender of any minimum principal amount of Notes. Subject to applicable law, SHUSA may, at its sole discretion, waive any condition applicable to the Offer and may extend the Offer. Under certain conditions and as more fully described in the Offer to Purchase, SHUSA may terminate the Offer before the Expiration Date.

SHUSA has appointed Santander Investment Securities Inc. to act as dealer manager for the Offer, and has retained D.F. King & Co., Inc. to serve as the tender agent and information agent. Requests for documents may be directed to D.F. King & Co., Inc. by email at santander@dfking.com or by telephone at +1 212-269-5550 (banks and brokers) or +1 800-814-2879. Questions regarding the Offer may be directed to Santander Investment Securities Inc. at (855) 404-3636.

This announcement is not an offer to purchase or a solicitation of an offer to purchase. The Offer is being made solely by SHUSA pursuant to the Offer to Purchase. The Offer is not being made to, nor will SHUSA accept tenders of Notes from, holders in any jurisdiction in which the Offer or the acceptance thereof would not be in compliance with the securities or blue sky laws of such jurisdiction.

Santander Holdings USA, Inc. (SHUSA) is a wholly-owned subsidiary of Madrid-based Banco Santander, S.A. (NYSE: SAN) (Santander), a global banking group with 147 million customers in the U.S., Europe and Latin America. As the intermediate holding company for Santander’s U.S. businesses, SHUSA is the parent organization of five financial companies with approximately 15,000 employees, 5 million customers, and $150 billion in assets as of September 2020. These include Santander Bank, N.A., Santander Consumer USA Holdings Inc. (NYSE: SC), Banco Santander International of Miami, Santander Securities LLC of Boston, Santander Investment Securities Inc. of New York, and several other subsidiaries.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements about our expectations, beliefs, plans, or future events are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “looking forward,” “would,” “hopes,” “assumes,” “estimates,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends,” and similar words or phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, these statements are not guarantees of future performance and involve risks and uncertainties that are subject to change based on various important factors and assumptions, some of which are beyond our control. Among the factors that could cause actual results to differ from those reflected in forward-looking statements include, without limitation, the risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission. New risks and uncertainties emerge from time to time, and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Readers are cautioned not to place undue reliance on the Company’s forward-looking statements, and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Any forward-looking statements only speak as of the date of this press release, and we undertake no obligation to update any forward-looking information or statements, whether written or oral, to reflect any change, except as required by law. All forward-looking statements attributable to us are expressly qualified by these cautionary statements.

Disclaimer

This announcement must be read in conjunction with the Offer to Purchase. This announcement and the Offer to Purchase (including the documents incorporated by reference therein) contain important information which must be read carefully before any decision is made with respect to the Offer. If any holder of Notes is in any doubt as to the action it should take, it is recommended to seek its own legal, tax, accounting and financial advice, including as to any tax consequences, immediately from its stockbroker, bank manager, attorney, accountant or other independent financial or legal adviser. Any individual or company whose Notes are held on its behalf by a broker, dealer, bank, custodian, trust company or other nominee or intermediary must contact such entity if it wishes to participate in the Offer. None of SHUSA, the dealer manager, the tender and information agent, or any person who controls or is a director, officer, employee or agent of such persons, or any affiliate of such persons, makes any recommendation as to whether holders of Notes should participate in the Offer.

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FINANCIAL CONTACT:

Evan Black

Investor Relations

800-493-8219

InvestorRelations@santanderconsumerusa.com

MEDIA CONTACTS:

Laurie Kight

Media Relations

214-801-6455

mediarelations@santander.us

Nancy Orlando

Media Relations

617-757-5765

mediarelations@santander.us